NOTICE OF GUARANTEED DELIVERY



      This form, or a form substantially equivalent to this form, must be used to accept the Offer (as defined below) if (i) certificates for shares of 9 1/4% Preferred Stock, Series B (the "Series B Preferred") of SunAmerica Inc. ("SunAmerica") cannot be delivered to the Exchange Agent by the Expiration Date (as defined in the Offering Circular/Prospectus of SunAmerica and SunAmerica Capital Trust I dated April __, 1995 (the "Offering Circular/Prospectus")),
(ii) the procedure for book-entry transfer of shares of Series B Preferred (as set out in the Offering Circular/Prospectus) cannot be completed by the Expiration Date or (iii) the Letter of Transmittal (or a facsimile thereof) and all other required documents cannot be delivered to the Exchange Agent prior to the Expiration Date. This form, properly completed and duly executed, may be delivered by hand or facsimile transmission or mail to the Exchange Agent. See the Offering Circular/Prospectus.


To:  The First National Bank of Chicago, Exchange Agent


      By Hand or Overnight Courier      By Hand or Overnight Courier
	      in Chicago:                       in New York:

      The First National Bank                First Chicago Trust Company
	   of Chicago,                               of New York
      Exchange Agent                            14 Wall Street
      One North State Street                    8th Floor - Window 2
      9th Floor                                 New York, New York  10005
      Attention: Securities Processing
      Suite 0124
      Chicago, Illinois  60602

				 By Mail:
		(registered or certified mail recommended)

		    The First National Bank of Chicago,
			      Exchange Agent
		   Registered Securities Processing Unit
			 One First National Plaza
				Suite 0124
		       Chicago, Illinois  60670-0124


			By Facsimile Transmission:

		     (For Eligible Institutions Only)

		     (312) 407-1067 or (212) 240-8938


	     Confirm Receipt of Notice of Guaranteed Delivery
			       by Telephone:

	   (800) 524-9472 (Chicago) or (212) 240-8800 (New York)

      Delivery of this Notice of Guaranteed Delivery to an address other than as set forth above or transmission of instructions via facsimile transmission to a number other than as set forth above will not constitute a valid delivery.


Ladies and Gentlemen:


      The undersigned hereby tenders to SunAmerica Capital Trust I (the "Trust"), upon the terms and conditions set forth in the Offering
Circular/Prospectus dated April   , 1995 and the related Letter of Transmittal
(which constitute the "Offer"), receipt of which is hereby acknowledged, the number of shares of Series B Preferred set forth below, pursuant to the guaranteed delivery procedure set forth in the Offering Circular/Prospectus.


Number of shares of Series B                                                 SIGN HERE
  Preferred tendered:.........................


Certificate Nos. (if available)
\................................................       .................................................

\................................................       .................................................
									  (Signature(s))
If shares of Series B Preferred will be
tendered by book-entry transfer:
							.................................................
Name of Tendering                                                    (Name(s)) (Please Print)
  Institution:...................................
							.................................................
\................................................                            (Address)

Account No. .....................................       .................................................
									    (Zip Code)

							.................................................
								       (Area Code and Telephone No.)

				   GUARANTEE
		   (Not to be used for signature guarantee)


      The undersigned, a firm that is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office branch or agency in the United States, guarantees (a) that the above named person(s) "own(s)" the shares of Series B Preferred tendered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended, (b) that such tender of shares of Series B Preferred complies with Rule 14e-4 and (c) to deliver to the Exchange Agent either the shares of Series B Preferred tendered hereby, in proper form for transfer, or confirmation of the book-entry transfer of the shares of the Series B Preferred tendered hereby into the account of the Exchange Agent at the Depository Trust Company, in each case together with a properly completed and duly executed Letter(s) of Transmittal (or facsimile(s) thereof), with any required signature guarantees (or an Agent's message (as defined in the Offering Circular/Prospectus)) and any other required documents within five New York Stock Exchange trade days after the date of execution of this Notice.



				  ............................................
						  (Name of Firm)


				  ............................................
					       (Authorized Signature)


				  ............................................
						      (Name)


				  ............................................
						    (Address)


				  ............................................
						   (Zip Code)

Dated: .................          ............................................
					   (Area Code and Telephone No.)


    DO NOT SEND STOCK CERTIFICATES WITH THIS FORM.  YOUR STOCK CERTIFICATES
		 MUST BE SENT WITH THE LETTER OF TRANSMITTAL.